Exhibit 99.1

Jaguar Health Reports Approval of All Proposals at August 2025 Annual Meeting of Stockholders

Jaguar CEO Lisa Conte presenting August 20 at Emerging Growth Conference to provide updates on near-term catalysts; Click here to register

As announced, initial proof-of-concept results from the ongoing investigator-initiated trial in Abu Dhabi show crofelemer reduced the required total parenteral nutrition in the first participating microvillus inclusion disease (MVID) patient by up to 27% and in the first participating short bowel syndrome (SBS-IF) patient by up to 12.5%; FDA meeting resulted in planned Jaguar regulatory pathway to complete supplemental NDA strategy for crofelemer for patients with metastatic breast cancer, a population meeting orphan definition in US

Company strategy: Seek business development partnerships for license to develop and commercialize Jaguar’s orphan indication products, resulting in non-dilutive funding for Jaguar

San Francisco, CA (August 19, 2025): Jaguar Health, Inc. (NASDAQ: JAGX) (“Jaguar” or the “Company”) today announced the voting results of the Company’s Annual Meeting of Stockholders held on August 19, 2025 (the “Annual Meeting”).

Seven proposals were submitted to and approved by the stockholders of the Company at the Annual Meeting. The proposals are described in detail in the Company’s definitive proxy statement on Schedule 14A relating to the Annual Meeting and supplemental information filed with the Securities and Exchange Commission on July 21, 2025 and as amended on August 6, 2025. Stockholders may obtain a free copy of the proxy statement and other documents filed by Jaguar with the SEC at http://www.sec.gov. The proxy statement is also available on the Company’s corporate website.

About the Jaguar Health Family of Companies

Jaguar Health, Inc. (Jaguar) is a commercial stage pharmaceuticals company focused on developing novel proprietary prescription medicines sustainably derived from plants from rainforest areas for people and animals with gastrointestinal distress, specifically associated with overactive bowel, which includes symptoms such as chronic debilitating diarrhea, urgency, bowel incontinence, and cramping pain. Jaguar family company Napo Pharmaceuticals (Napo) focuses on developing and commercializing human prescription pharmaceuticals for essential supportive care and management of neglected gastrointestinal symptoms across multiple complicated disease states. Napo’s crofelemer is FDA-approved under the brand name Mytesi® for the symptomatic relief of noninfectious diarrhea in adults with HIV/AIDS on antiretroviral therapy. Jaguar family company Napo Therapeutics is an Italian corporation Jaguar established in Milan, Italy in 2021 focused on expanding crofelemer access in Europe and specifically for orphan diseases. Jaguar Animal Health is a Jaguar tradename. Magdalena Biosciences, a joint venture formed by Jaguar and Filament Health Corp. that emerged from Jaguar’s Entheogen Therapeutics Initiative (ETI), is focused on developing novel prescription medicines derived from plants for mental health indications.

For more information about:

Jaguar Health, visit https://jaguar.health

Napo Pharmaceuticals, visit www.napopharma.com

Napo Therapeutics, visit napotherapeutics.com

Magdalena Biosciences, visit magdalenabiosciences.com

Canalevia-CA1, visit canalevia.com

Visit the Make Cancer Less Shitty patient advocacy program on Bluesky, X, Facebook & Instagram

Forward-Looking Statements

Certain statements in this press release constitute “forward-looking statements.” These include statements regarding Jaguar’s expectation that Jaguar management will present at the August 2025 Emerging Growth Conference, and statements regarding Jaguar’s planned regulatory pathway to complete a supplemental NDA for crofelemer for patients with metastatic breast cancer. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “aim,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions. The forward-looking statements in this release are only predictions. Jaguar has based these forward-looking statements largely on its current expectations and projections about future events. These forward-looking statements speak only as of the date of this release and are subject to several risks, uncertainties, and assumptions, some of which cannot be predicted or quantified and some of which are beyond Jaguar’s control. Except as required by applicable law, Jaguar does not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

Source: Jaguar Health, Inc.

Contact:

hello@jaguar.health

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